Exhibit 10.17

AMENDMENT NO. 3
TO
CREDIT AGREEMENT

THIS AMENDMENT NO. 3 TO CREDIT AGREEMENT (this “Amendment”), dated as of November 3, 2016 (the “Amendment No. 3 Effective Date”), is entered into by and among Whole Foods Market, Inc., as the Borrower, the Lenders party hereto and JPMorgan Chase Bank, N.A., as the Administrative Agent, Issuing Bank and Swingline Lender. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Credit Agreement referenced below.
WITNESSETH
WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to that certain Credit Agreement, dated as of November 2, 2015 (the “Existing Credit Agreement”, as amended by Amendment No. 1 to Credit Agreement, dated as of December 22, 2015, as amended by Amendment No. 2 to Credit Agreement, dated as of May 2, 2016 and as may be further amended, restated, supplemented or otherwise modified from time to time (including by this Amendment), the “Credit Agreement”);
WHEREAS, the Borrower has requested that the Required Lenders and the Administrative Agent agree to certain amendments to the Existing Credit Agreement; and
WHEREAS, the Lenders party hereto and the Administrative Agent have agreed to such amendments on the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
Section 1.    Amendments to Existing Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the parties hereto agree that the Existing Credit Agreement is hereby amended as follows:
Section 5.01(d) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(d) as soon as available, but in any event within seven (7) calendar days after the public issuance by the Borrower of its earnings release for the last fiscal quarter of each fiscal year of the Borrower, a copy of the plan and forecast (including a projected consolidated and consolidating balance sheet, income statement and funds flow statement) (collectively, the “Projections”) of the Borrower for each quarter of the upcoming fiscal year in form reasonably satisfactory to the Administrative Agent;”

Section 2.    Conditions of Effectiveness. This Amendment shall become effective on the Amendment No. 3 Effective Date upon the receipt by the Administrative Agent of counterparts to this Amendment duly executed by each of the Borrower, the Required Lenders and the Administrative Agent and with the consent and reaffirmation attached hereto duly executed by each of the Subsidiary Guarantors.
Section 3.    Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:
(a)    This Amendment has been duly executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding at law or in equity.
(b)    Immediately after giving effect to this Amendment, the representations and warranties of the Borrower set forth in the Credit Agreement are true and correct in all material respects (except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty shall be true and correct in all respects), on and as of the date hereof, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty is true and correct in all material respects (except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty shall be true and correct in all respects) on and as of such earlier date.
(c)    Immediately before and after giving effect to this Amendment, no Default or Event of Default shall exist.
Section 4.    Effect on Credit Agreement.

(a)    Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to such Agreement, as amended and modified hereby.
(b)    Except as specifically amended and modified above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect, and are hereby ratified and confirmed.
(c)    The execution, delivery and effectiveness of this Amendment shall neither, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.
(d)    This Amendment shall be deemed to be a Loan Document.
Section 5.    Governing Law. This Amendment shall be governed by and construed in accordance with THE LAWS of the State of new york.
Section 6.    Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
Section 7.    Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A facsimile or PDF copy of any signature hereto shall have the same effect as the original thereof.
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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

BORROWER: WHOLE FOODS MARKET, INC., as the Borrower

By:	/s/ Glenda Flanagan
Name: Glenda Flanagan
Title: Executive Vice President and Chief Financial Officer

Signature Page to WFM Amendment No. 3

JPMORGAN CHASE BANK, N.A., as Administrative Agent, the Issuing Bank, the Swingline Lender and a Lender

By:	/s/ Laurie C. Tuzo
Name: Laurie C. Tuzo
Title: Managing Director

Signature Page to WFM Amendment No. 3

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Susan L. Coulter
Name: Susan L. Coulter
Title: Senior Vice President

Signature Page to WFM Amendment No. 3

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Daniel H. Blakely
Name: Daniel H. Blakely
Title: Associate

Signature Page to WFM Amendment No. 3

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Lisa Vieira
Name: Lisa Vieira
Title: Authorized Signatory

Signature Page to WFM Amendment No. 3

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Janie Xie
Name: Janie Xie
Title: Vice President

Signature Page to WFM Amendment No. 3

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Mark D. Rodgers
Name: Mark D. Rodgers
Title: Vice President

Signature Page to WFM Amendment No. 3

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Mehmet Barlas
Name: Mehmet Barlas
Title: Authorized Sigantory

Signature Page to WFM Amendment No. 3

CONSENT AND REAFFIRMATION

Each of the undersigned hereby (i) acknowledges receipt of a copy of Amendment No. 3 to Credit Agreement (the “Amendment”); (ii) consents to the Borrower’s execution and delivery of the Amendment; (iii) agrees to be bound by the Amendment; and (iv) reaffirms that the Subsidiary Guaranty and the other Loan Documents to which it is a party shall continue to remain in full force and effect.
SUBSIDIARY GUARANTORS:

WHOLE FOODS MARKET CALIFORNIA, INC., a California corporation

By:	/s/ Glenda Flanagan
Name: Glenda Flanagan
Title: Assistant Secretary

WHOLE FOODS MARKET PACIFIC NORTHWEST, INC., a Delaware corporation

By:	/s/ Glenda Flanagan
Name: Glenda Flanagan
Title: Assistant Secretary

MRS. GOOCH'S NATURAL FOOD MARKETS, INC., a California corporation

By:	/s/ Glenda Flanagan
Name: Glenda Flanagan
Title: Assistant Secretary

Signature Page to WFM Amendment No. 3

WHOLE FOODS MARKET ROCKY MOUNTAIN/SOUTHWEST, L.P., a Texas limited partnership

By: WHOLE FOODS MARKET ROCKY MOUNTAIN/SOUTHWEST I, INC., it's general partner

By:	/s/ Glenda Flanagan
Name: Glenda Flanagan
Title: Assistant Secretary

WHOLE FOODS MARKET GROUP, INC., a Delaware corporation

By:	/s/ Glenda Flanagan
Name: Glenda Flanagan
Title: Assistant Secretary

WFM-WO, Inc., a Delaware corporation

By:	/s/ Glenda Flanagan
Name: Glenda Flanagan
Title: Assistant Secretary

WHOLE FOODS MARKET SERVICES, INC., a Delaware corporation

By:	/s/ Glenda Flanagan
Name: Glenda Flanagan
Title: Assistant Secretary

Signature Page to WFM Amendment No. 3

WHOLE FOODS MARKET IP, L.P., a Delaware limited partnership

By: WHOLE FOODS MARKET ROCKY MOUNTAIN/SOUTHWEST I, INC., it's general partner
By:	/s/ Glenda Flanagan
Name: Glenda Flanagan
Title: Assistant Secretary

WFM NORTHERN NEVADA, INC., a Delaware corporation

By:	/s/ Glenda Flanagan
Name: Glenda Flanagan
Title: Assistant Secretary

WFM SOUTHERN NEVADA, INC., a Delaware corporation

By:	/s/ Albert Percival
Name: Albert Percival
Title: Assistant Secretary

WFM HAWAII, LLC, a Hawaii limited liability company

By: MRS. GOOCH'S NATURAL FOOD MARKETS, INC., its sole member
By:	/s/ Glenda Flanagan
Name: Glenda Flanagan
Title: Assistant Secretary

Signature Page to WFM Amendment No. 3

WFM KANSAS, LLC, a Kansas limited liability company

By: WHOLE FOODS MARKET ROCKY MOUNTAIN/SOUTHWEST, LP., its sole member

By: WHOLE FOODS MARKET ROCKY MOUNTAIN

By:	/s/ Glenda Flanagan
Name: Glenda Flanagan
Title: Assistant Secretary

Signature Page to WFM Amendment No. 3